UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2015

Amtech Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Arizona	000-00412	86-0411215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 S. Clark Drive, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 967-5146

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On and effective as of February 19, 2015, Alfred W. Giese resigned from the Amtech Systems, Inc. (the “Company”) Board of Directors (the “Board”) and from the Board’s Audit Committee. The resignation was not a result of any disagreement with the Company, the Company’s management, or the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: February 23, 2015

	By:	/s/ Bradley C. Anderson
	Name:	Bradley C. Anderson
	Title:	Executive Vice President & Chief Financial Officer